UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds

(Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453

(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

THE BERKSHIRE FUNDS

SEMI-ANNUAL REPORT

June 30, 2019

Berkshire
Funds

BERKSHIRE FOCUS FUND (BFOCX)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 877.526.0707 or visit www.berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW June 30, 2019 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 6/30/19)

	YTD(1)	1 Year	3 Year	5 Year	10 Year

Berkshire Focus Fund	31.75%	18.65%	32.39%	17.60%	21.42%

S&P 500® Index	18.54%	10.42%	14.19%	10.71%	14.70%
Dow Jones Industrial Average	15.40%	12.20%	16.80%	12.29%	15.03%
Nasdaq Composite Index	21.33%	7.78%	19.56%	13.97%	17.19%

NET ASSETS
6/30/19	$294.6 Million

NET ASSET VALUE
Net Asset Value Per Share	$29.42

TOP TEN STOCK HOLDINGS(2)
Facebook, Inc. (Class A)	7.09%
Mastercard, Inc.	6.61%
Twilio, Inc. (Class A)	6.00%
Adobe Systems, Inc.	5.94%
Amazon.com, Inc.	5.87%
Microsoft Corp.	5.85%
ServiceNow, Inc.	5.60%
Paycom Software, Inc.	4.95%
Alibaba Group Holding Ltd. - ADR	4.55%
Netflix, Inc.	4.01%

TOP SECTORS(4)
Business Software & Services	46.74%
Internet Services	15.62%
IT Financial Services	13.43%
Internet Social Media	7.09%
China Internet Services	4.55%
Semiconductor	3.96%
Networking Equipment	3.96%
Exchange Traded Funds	2.11%
Consumer Electronics	1.97%
Cybersecurity Equipment & Services	0.00%

(1)	Not annualized for periods of less than one full year.

(2)	Stated as a percentage of total net assets as of 6/30/19. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on 6/30/09. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 6/30/19. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

This fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
6/30/2019

LETTER TO THE SHAREHOLDERS

Dear Fellow Shareholders,

For the six-month period ended June 30, 2019, the Berkshire Focus Fund outperformed its primary benchmark index. The Fund generated a total return of +31.75% while the S&P 500® Index—which we consider to be the Fund’s primary benchmark index—produced a total return of +18.54% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of +15.40% and the Nasdaq Composite Index generated a return of +21.33% during the first half. A $10,000 investment in our Fund over 10 years starting on June 30, 2009 grew to $69,621. This was a +21.42% average annual compounded return. A $10,000 investment in the S&P 500® over the same period grew to $39,416. This was a +14.70% average annual compounded return.

After entering bear market territory by declining over 2o% from their peak in late-September 2018, US stock markets rebounded strongly during the first quarter of 2019 and erased most of their losses. Stocks underwent a strong reversal of sentiment buoyed by a considerably more dovish shift in Federal Reserve policy and guidance. This helped to ease the market’s fears about rates getting too tight at a time when the pace of US growth looked to be slowing. In addition, the Fed left its benchmark interest rate unchanged during the quarter at 2.25% to 2.5%—signaling a more patient approach toward interest rate adjustments in response to slowing US economic growth and muted inflation. Also underpinning the stock market’s recovery were relatively strong fourth quarter earnings reports and record corporate stock buybacks, setting in motion the market’s strongest first-quarter run in more than two decades. The Dow Jones Industrial Average, Standard & Poor’s 500® Index and the Nasdaq Composite Index finished the period at near all-time highs.

Reports of China’s aggressive stimulus efforts and optimism for a US–China trade deal lifted sentiment further at the beginning of the second quarter, fueling the stock market’s advance and extending the US equities upward trajectory—albeit with considerable intra-period volatility. The Nasdaq Composite Index and the Standard & Poor’s 500® Index had their highest closings on record at the end of April. Hopes for a trade deal were dashed in early May, however, sending stocks sharply lower after an abrupt breakdown in US and Chinese negotiations and the announcement of tariffs on Mexican goods caught investors by surprise. President Trump announced an increase in tariffs from 10% to 25% on $200 billion of Chinese imports, and that it may impose a 25% tariff on the remaining $300 billion worth of Chinese goods. This led China to announce it was imposing retaliatory tariffs on an additional $60 billion of imports from the US. Trade tensions eased once again in June after President Trump announced US and China had resumed negotiations and arranged a truce that would prevent the imposition of the new tariffs. Market sentiment was further bolstered by the suspension of Mexican tariffs, following new security pledges by the Mexican government. Stock markets rallied strongly into the end of the second quarter on expectations the Fed would cut interest rates if trade tensions continued to dampen US economic growth. The Standard & Poor’s 500® Index reached all-time highs.

Looking at the portfolio, our investments in Microsoft (MSFT), Twilio (TWLO), Roku (ROKU) and ServiceNow (NOW) were all contributors to the Fund’s performance. Some of our investments hindered the Fund’s performance—these included Arista Networks (ANET), Cisco Systems (CSCO) and Palo Alto Networks (PANW). New significant additions to the portfolio in the first half were Atlassian (TEAM), Cadence Design (CDNS), Chegg (CHGG), Coupa Software (COUP), Mastercard (MA), Paycom Software (PAYC), Shopify (SHOP), Veeva Systems (VEEV) and Zendesk (ZEN).

Thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III
Chairman and Chief Investment Officer

Financial Statements
(unaudited)
6/30/2019

PORTFOLIO OF INVESTMENTS
June 30, 2019 (unaudited)

Shares		Value

	COMMON STOCKS – 97.32%	$286,725,382
	(Cost $264,423,056)

	BUSINESS SOFTWARE & SERVICES – 46.74%	137,689,992
59,430	Adobe Systems, Inc.*	17,511,049
67,690	Atlassian Corporation Plc (Class A)(Australia)*	8,856,560
107,010	Cadence Design Systems, Inc.*	7,577,378
58,910	Coupa Software Incorporated*	7,458,595
128,650	Microsoft Corp.	17,233,954
10	MongoDB, Inc. (Class A)*	1,521
64,280	Paycom Software, Inc.*	14,573,562
10	RingCentral, Inc. (Class A)*	1,149
10	Salesforce.com, Inc.*	1,517
60,060	ServiceNow, Inc.*	16,490,674
40,000	Slack Technologies, Inc. (Class A)*	1,500,000
129,570	Twilio, Inc. (Class A)*	17,666,869
53,300	Veeva Systems, Inc. (Class A)*	8,640,463
55,120	Workday, Inc. (Class A)*	11,331,570
99,350	Zendesk, Inc.*	8,845,131

	CHINA INTERNET SERVICES – 4.55%	13,410,273
79,140	Alibaba Group Holding Ltd. – ADR*	13,410,273

	CONSUMER ELECTRONICS – 1.97%	5,796,382
10	Apple, Inc.	1,979
63,970	Roku, Inc. (Class A)*	5,794,403

	CYBERSECURITY EQUIPMENT & SERVICES – 0.00%	5,317
10	CyberArk Software Ltd. (Israel)*	1,278
10	Okta, Inc. (Class A)*	1,235
10	Palo Alto Networks, Inc.*	2,038
10	Zscaler, Inc.*	766

	INTERNET SERVICES – 15.62%	46,017,887
5	Alphabet, Inc. (Class A)*	5,414
9,140	Amazon.com, Inc.*	17,307,778
203,200	Chegg, Inc.*	7,841,488
10	Match Group, Inc.	673
32,160	Netflix, Inc.*	11,813,011
30,150	Shopify, Inc. (Class A)*	9,049,523

	INTERNET SOCIAL MEDIA – 7.09%	20,879,089
108,180	Facebook, Inc. (Class A)*	20,878,740
10	Twitter, Inc.*	349

	IT FINANCIAL SERVICES – 13.43%	39,581,695
73,610	Mastercard, Inc.	19,472,053
74,830	PayPal Holdings, Inc.*	8,565,042
159,170	Square, Inc. (Class A)*	11,544,600

	NETWORKING EQUIPMENT – 3.96%	11,666,572
44,935	Arista Networks, Inc.*	11,666,025
10	Cisco Systems, Inc.	547

	*non-income producing
	ADR – American Depositary Receipt

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2019 (unaudited)

Shares		Value

	SEMICONDUCTOR – 3.96%	$11,678,175
190,690	Advanced Micro Devices, Inc.*	5,791,255
10	Broadcom Inc.	2,879
100	Lattice Semiconductor Corporation*	1,459
100	Marvell Technology Group Ltd.	2,387
35,800	NVIDIA Corp.	5,879,434
10	Qualcomm Incorporated	761

	EXCHANGE TRADED FUNDS – 2.11%	6,195,085
	(Cost $6,025,622)
10	Invesco QQQ ETF	1,867
56,210	VanEck Vectors® Semiconductor ETF	6,193,218

	TOTAL INVESTMENT SECURITIES – 99.43%	292,920,467
	(Cost $270,448,678)

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.57%	1,688,311

	NET ASSETS – 100.00%	$294,608,778
	Equivalent to $29.42 per share

	*non-income producing

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2019 (unaudited)

ASSETS
Investment securities:
At cost	$270,448,678
At value	$292,920,467
Cash	1,004,027
Receivable for dividends	31
Receivable for securities sold	26,044,785
Receivable for capital shares sold	1,746,094
Total Assets	321,715,404

LIABILITIES
Payable for securities purchased	26,422,029
Payable for capital shares redeemed	232,862
Payable to affiliate (Note 5)	451,735
Total Liabilities	27,106,626

NET ASSETS	$294,608,778

Net assets consist of:
Paid-in capital	$237,431,580
Total distributable earnings	57,177,198
Net Assets	$294,608,778

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	10,012,307

Net asset value and offering price per share	$29.42

Minimum redemption price per share*	$28.83

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019 (unaudited)

INVESTMENT INCOME
Dividends	$186,036
Total investment income	186,036

EXPENSES
Investment advisory fees (Note 5)	1,703,010
Administration fees (Note 5)	514,396
Interest expense	452
Total Expenses	2,217,858

NET INVESTMENT LOSS	(2,031,822)

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
Net realized gain from security transactions	44,387,706
Net change in unrealized appreciation on investments	9,413,374

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS	53,801,080

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$51,769,258

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 2019 (unaudited) and December  31, 2018

	Six Months	Year
	Ended	Ended
	6/30/19	12/31/18
	(unaudited)
FROM OPERATIONS:
Net investment loss	$(2,031,822)	$(1,741,762)
Net realized gains from security transactions	44,387,706	1,654,291
Net change in unrealized appreciation
(depreciation) on investments	(9,413,374)	(2,071,792)
Net increase (decrease) in net assets from operations	51,769,258	(2,159,263)

FROM DISTRIBUTIONS:
Distributions	–	(8,159,022)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	135,280,348	154,695,390
Proceeds from reinvested distributions	–	8,121,645
Proceeds from redemption fees (Note 6)	189,868	462,440
Payments for shares redeemed	(44,596,523)	(75,558,864)
Net increase in net assets from capital share transactions	90,873,693	87,720,611

TOTAL INCREASE IN NET ASSETS	142,642,951	77,402,326

NET ASSETS:
Beginning of period	151,965,827	74,563,501
End of period	$294,608,778	$151,965,827

CAPITAL SHARE ACTIVITY:
Shares sold	4,825,679	5,928,962
Shares reinvested	–	368,998
Shares redeemed	(1,619,048)	(2,964,543)
Net increase in shares outstanding	3,206,631	3,333,417
Shares outstanding, beginning of period	6,805,676	3,472,259
Shares outstanding, end of period	10,012,307	6,805,676

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/19		12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
	(unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$22.33		$21.47	$18.11	$18.19	$17.58	$17.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.25)		(0.31)	(0.35)	(0.23)	(0.36)	(0.35)
Net realized and unrealized gains
on investments	7.32		2.36 (b)	8.37	0.16	2.69	0.08 (b)
Total from investment operations	7.07		2.05	8.02	(0.07)	2.33	(0.27)

Proceeds from redemption fees	.0.02		0.08	0.00 (f)	0.01	0.01	.0.03

LESS DISTRIBUTIONS:
Distributions from net realized gains	0.00		(1.27)	(4.66)	(0.02)	(1.73)	(0.01)
Total distributions	0.00		(1.27)	(4.66)	(0.02)	(1.73)	(0.01)

NET ASSET VALUE,
END OF PERIOD	$29.42		$22.33	$21.47	$18.11	$18.19	$17.58

TOTAL RETURN (c)	31.75	%(g)	10.02%	44.07%	(0.31%)	13.32%	(1.36%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$294,609		$151,966	$74,564	$52,379	$68,945	$63,787

Ratio of expenses to average net assets(d)	1.95	%(h)	1.97%	2.02%	2.01%	1.99%	1.99%
Ratio of net investment loss to
average net assets	(1.78	%)(h)	(1.20%)	(1.54%)	(1.37%)	(1.88%)	(1.95%)

Portfolio turnover rate(e)	460.2	%(g)	595.6%	385.0%	442.8%	455.6%	533.7%

(a) Net investment loss was calculated using the average shares outstanding method.

(b) Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain on investments in the Statement of Operations.

(c) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.

(d) The ratio of expenses to average net assets includes federal excise tax and interest expense. The ratios excluding federal excise tax and interest expense would be 1.95%, 1.96%, 1.99%, 2.00%, 1.99% and 1.98%, respectively.

(e) Portfolio turnover is greater than most funds due to the investment style of the fund.

(f) Less than $0.005 per share.

(g) Not annualized for periods of less than one full year.

(h) Annualized for periods of less than one full year.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
June 30, 2019 (unaudited)

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

     The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The following is a summary of the Trust’s significant accounting policies:

Cash — The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

     Securities valuation — The Fund’s portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable

NOTES TO FINANCIAL STATEMENTS
June 30, 2019 (unaudited)

inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Business Software & Services	$137,689,992	–	–	$137,689,992
Internet Services	46,017,887	–	–	46,017,887
IT Financial Services	39,581,695	–	–	39,581,695
Internet Social Media	20,879,089	–	–	20,879,089
China Internet Services	13,410,273	–	–	13,410,273
Semiconductor	11,678,175	–	–	11,678,175
Networking Equipment	11,666,572	–	–	11,666,572
Consumer Electronics	5,796,382	–	–	5,796,382
Cybersecurity Equipment & Services	5,317	–	–	5,317
Total Common Stocks	286,725,382	–	–	286,725,382
Exchange Traded Funds	6,195,085	–	–	6,195,085
Total Investment Securities	$292,920,467	–	–	$292,920,467

The Fund did not hold any Level 3 securities during the six month period ended June 30, 2019.

The Fund did not hold any derivative instruments during the reporting period.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

NOTES TO FINANCIAL STATEMENTS
June 30, 2019 (unaudited)

Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Security transactions — Security transactions are accounted for on the trade date for financial reporting purposes. Securities sold are determined on a specific identification basis.

     Estimates — The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the six month period ended June 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. At December 31, 2018, the following permanent adjustments were recorded. Such adjustments were attributed to the reclassification of net investment loss and the usage of equalization for tax purposes:

Paid-in capital	$(798,220)
Total distributable earnings	798,220

NOTES TO FINANCIAL STATEMENTS
June 30, 2019 (unaudited)

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the six month period ended June 30, 2019 were $1,132,126,545 and $1,042,969,260, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Federal income tax cost	$144,554,161
Gross unrealized appreciation	$16,648,459
Gross unrealized depreciation	(11,240,519)
Net unrealized appreciation	5,407,940
Undistributed ordinary income	–
Undistributed long term gains	–
Accumulated losses	–
Distributable earnings	$5,407,940

     The cost basis of investments for tax and financial reporting purposes differed primarily due to wash sales.

     There was no distribution paid during the six month period ended June 30, 2019. There was a long-term capital gains distribution and a short-term capital gains distribution paid in the amounts of $7,986,783 and $172,239, respectively, during the year ended December 31, 2018. Short-term capital gain distributions are considered ordinary income distributions for tax purposes.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were not paid any Trustee fees and expenses directly by Berkshire Capital during the six month period ended June 30, 2019.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS
June 30, 2019 (unaudited)

Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed except for interest and taxes. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six month period ended June 30, 2019, Berkshire Capital was paid an investment advisory fee of $1,703,010 and an administration fee of $514,396 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2019 totaled $451,735.

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six month period ended June 30, 2019, proceeds from redemption fees were $189,868.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2019, National Financial Services Corp. beneficially owned, in aggregate, 57.86% of the Fund.

8. Concentration of Sector Risk

     If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2019, the Fund had 46.74% of the value of its net assets invested in stocks within the Business Software & Services sector.

9. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2019 through the date these financial statements were issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on January 1, 2019 and held through June 30, 2019.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges by Mutual Shareholder Services, LLC as described above, or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2019 to
	January 1, 2019	June 30, 2019	June 30, 2019
Actual	$1,000.00	$1,317.51	$11.21

Hypothetical	$1,000.00	1,015.12	$9.74
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Not applicable. Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date 9/4/19

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date 9/4/19